UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 09, 2023

Larimar Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36510	20-3857670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Bala Plaza East
Bala Cynwyd, Pennsylvania		19004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 511-9056

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	lrmr	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2023, Larimar Therapeutics, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) virtually. As of March 30, 2023, the record date for the Annual Meeting, there were 43,269,200 outstanding shares of the Company’s common stock, par value $0.001 per share, entitled to vote at the Annual Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting, which are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on April 11, 2023.

Proposal 1 – Election of Class III Directors. Frank Thomas, Carole S. Ben-Maimon, M.D. and Joseph Truitt were elected to the Board of Directors of the Company as Class III directors to serve until the Company’s 2026 Annual Meeting of Stockholders and until their successors, if any, are duly elected and qualified or appointed, or their earlier death, resignation, or removal, as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Frank Thomas	27,741,876	8,159,372	4,876,931
Carole S. Ben-Maimon, M.D.	27,757,513	8,143,735	4,876,931
Joseph Truitt	27,378,190	8,523,058	4,876,931

Proposal 2 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers in 2022. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers in 2022, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,507,612	337,895	55,741	4,876,931

Proposal 3 – Ratification of Independent Registered Public Accountant. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year was ratified, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,769,530	6,201	2,448	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Larimar Therapeutics, Inc.

Date:	May 12, 2023	By:	/s/ Carole S. Ben-Maimon, M.D.
Name: Carole S. Ben-Maimon, M.D. Title: President and Chief Executive Officer